UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 2, 2003



                                 THE 3DO COMPANY
             (Exact name of Registrant as specified in its charter)


           Delaware                 000-21336                  94-3177293
(State or other jurisdiction of    (Commission              (I.R.S. Employer
Incorporation or organization)     File Number)           Identification Number)


                                200 Cardinal Way
                             Redwood City, CA 94063
           (Address of principal executive offices including Zip Code)

                          (650) 385-3000 (Registrant's
                     telephone number, including area code)


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Item 5. Other Events.

         Pursuant to the Worker Adjustment Retraining and Notification (WARN) Act, the Company provided 60 day advance written notice of a mass layoff affecting a significant portion of its workforce on May 2, 2003. The Company anticipates that the terminations will occur on July 1, 2003.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statement

         Not applicable.

     (b) Pro Forma Financial Information

         Not applicable.

     (c) Exhibits.

         Not applicable.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 7, 2003                      THE 3DO COMPANY



                                        By:  /s/David Wittenkamp
                                            ------------------------------------
                                             David Wittenkamp
                                             Chief Finance Officer


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